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                                                                   EXHIBIT 23.1



                        CONSENT OF INDEPENDENT AUDITORS




We consent to the reference to our firm under the caption "Experts" and to the use of our report dated July 30, 1999, in the Registration Statement (Form S-2 Amendment #1) and related Prospectus of Northeast Bancorp for the registration of $12,075,000 of preferred securities.



                                                 /s/ Baker Newman & Noyes
                                                 -------------------------
Portland, Maine                                  Baker Newman & Noyes
October 26, 1999                                 Limited Liability Company